UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:    July 14, 2009
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
	Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

Item 8.01  Other Matters.

CHDT Corporation (“Company”) issued a press release on 14 July 2009 concerning the private purchase of 1,000 shares of Company Series C Convertible Preferred Stock, $1.00 par value, by Involve, LLC, a Florida limited liability company, on 9 July 2009.  The press release is attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated 14 July 2009, issued by CHDT Corporation on Involve, LLC Investment

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

Date:   July 14, 2009

By: /s/ Stewart Wallach
Stewart Wallach Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated 14 July 2009, issued by CHDT Corporation on Involve, LLC Investment